SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 18, 2002
Date of Report (Date of earliest event reported)

CIENA Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-21969	23-2725311
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
incorporation)

1201 Winterson Road, Linthicum, Maryland 21090
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(410) 865-8500

Not applicable
(Former name or former address, if changed since last report)

Exhibit Index on Page 2

Item 5.  Other Events.

     On February 18, 2002, CIENA Corporation issued the press release attached hereto as Exhibit 99.1 concerning a planned merger of ONI Systems, Inc. with and into CIENA Corporation. The press release attached hereto is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

99.1	Press Release dated February 18, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIENA CORPORATION

Date: February 19, 2002	By:	/s/ Russell B. Stevenson, Jr. Russell B. Stevenson, Jr. Senior Vice President, General Counsel and Secretary